VALIC COMPANY II

Supplement to Prospectus dated January 1, 2004

On page 55, with regard to the Small Cap Growth Fund in the section titled "About the Series Company's Management - Investment Sub-Advisers - Franklin Advisers, Inc.", all references to Aidan O'Connell as portfolio manager are deleted in their entirety.

Dated: April 21, 2004

VL10832-A Ver. 04/2004